Exhibit 99.1

SANUWAVE Announces Record Quarterly Revenues:  Q2 FY2024 Financial Results

Q2 2024 revenues were $7.2 million, up 53% from Q2 2023.  This was an all-time quarterly record for the Company.

Q2 2024 gross margin was 73%, vs 74% in Q2 2023

GAAP Operating Income was $2.0 million

Company provides guidance for revenue growth of 65-75% for Q3 2024 versus Q3 2023

EDEN PRAIRIE, MN, August 13, 2024 - via NewMediaWire -- Sanuwave Health, Inc. (the "Company" or "Sanuwave”) (OTCQB: SNWV), a leading provider of next-generation FDA-approved wound care products, is pleased to provide its financial results for the three months ended June 30, 2024.

Q2 2024 ended June 30, 2024

■
Revenue for the three months ended June 30, 2024, totaled $7.2 million, an increase of 53%, as compared to $4.7 million for the same period of 2023.  This growth is within the previous guidance for a 45 – 55% increase.

■	72 UltraMist® systems were sold in Q2 2024 up from 49 in Q2 2023 and from 43 in Q1 2024.

■
UltraMist® consumables revenue increased by 67% to $4.7 million (65% of revenues) in Q2 2024, versus $2.8 million for the same quarter last year. UltraMIST systems and consumables remained the primary revenue growth driver and continued to represent in excess of 95% of SANUWAVE’s overall revenues in Q2 2024.

■
Gross margin as a percentage of revenue amounted to 73% for the three months ended June 30, 2024, versus 74% for the same period last year, despite some additional costs from standing up new contract manufacturers.

■
For the three months ended June 30, 2024, operating income totaled $2.0 million, an improvement of $1.1 million compared to Q2 2023 as a result of the Company’s continued efforts to drive profitable growth and manage expenses.

■
Net income for the second quarter of 2024 was $6.6 million, driven predominantly by the change in the fair value of derivative liabilities and the extinguishment of debt.  This compares to a net loss of $7.3 million in the second quarter of 2023.  Net income year to date was $2.2 million versus a net loss of $20.4 million in the first half of 2023.

■
Adjusted EBITDA [1] for the three months ended June 30, 2024, was $1.5 million versus an Adjusted EBITDA of $171 thousand for the same period last year, an improvement of $1.3 million.  Year to date Adjusted EBITDA was $1.4 million versus a loss of $1.6 million in the first 6 months of the prior year.

“The second quarter mirrored the first with 53% revenue growth year-over-year, which led to an all-time record quarter despite the typical seasonal slowness of the first half of the year,” said Morgan Frank, CEO.  “We’re particularly pleased to have achieved both operating and Adjusted EBITDA positivity for the quarter in pursuit of our strategy of rapid, profitable growth.  As can be seen from our guidance, we expect our growth rate versus prior year periods to further accelerate in Q3 as we seek to continue to gain traction in our markets, ramp up to serve larger customers, and increase our patient counts.  We have continued to hire new salespeople and will continue this trend for the foreseeable future.  We continue to aim for 2024 to be the breakout year for Sanuwave and feel good about our progress so far.”

Financial Outlook

The Company forecasts Q3 2024 revenue to rise 65-57% vs Q3 2023 ($8-8.5 million of revenues) and for gross margin as a percentage of revenue to remain in the mid 70s.

The Company has now achieved stockholder approval for its proposed reverse stock split and anticipates undertaking this process in the near future.

Sanuwave has also secured 100% participation in its note and warrant exchange offer, which will be triggered by effecting the reverse stock split and result in the exchange of a significant amount of warrants and convertible promissory notes for shares of common stock, simplifying the Company’s capital structure.

As previously announced, a business update will occur via conference call on August 13, 2024 at 8:30 a.m. EST. Materials for the conference call are included on the Company’s website at

http://www.sanuwave.com/investors

Telephone access to the call will be available by dialing the following numbers:

Participant Listening: 1-800-579-2543 or 1-785-424-1789

OR click the link for instant telephone access to the event.

https://viavid.webcasts.com/starthere.jsp?ei=1684060&tp_key=35ff7216a3
A replay will be made available through September 3, 2024:
Toll-Free: 1-844-512-2921 or 1-412-317-6671
Replay Access ID: 11156749

1 This is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” and the reconciliations in this release for further information.

About SANUWAVE

SANUWAVE Health is focused on the research, development, and commercialization of its patented, non-invasive and biological response-activating medical systems for the repair and regeneration of skin, musculoskeletal tissue, and vascular structures.

SANUWAVE's end-to-end wound care portfolio of regenerative medicine products and product candidates helps restore the body’s normal healing processes. SANUWAVE applies and researches its patented energy transfer technologies in wound healing, orthopedic/spine, aesthetic/cosmetic, and cardiac/endovascular conditions.

Non-GAAP Financial Measures

This press release includes certain financial measures that are not presented in our financial statements prepared in accordance with accounting principles generally accepted in the United States (U.S.) (“U.S. GAAP”). These financial measures are considered "non-GAAP financial measures" and are intended to supplement, and should not be considered as superior to, or a replacement for, financial measures presented in accordance with U.S. GAAP.

The Company uses Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA to assess its operating performance. Adjusted EBITDA is Earnings before Interest, Taxes, Depreciation and Amortization adjusted for the change in fair value of derivatives and any significant non-cash or infrequent charges.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) as a measure of financial performance or any other performance measure derived in accordance with GAAP, and they should not be construed as an inference that the Company’s future results will be unaffected by unusual or infrequent items. These non-GAAP financial measures are presented in a consistent manner for each period, unless otherwise disclosed. The Company uses these measures for the purpose of evaluating its historical and prospective financial performance, as well as its performance relative to competitors. These measures also help the Company to make operational and strategic decisions. The Company believes that providing this information to investors, in addition to GAAP measures, allows them to see the Company’s results through the eyes of management, and to better understand its historical and future financial performance. These non-GAAP financial measures are also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other GAAP measures.

EBITDA and Adjusted EBITDA have their limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are that EBITDA and Adjusted EBITDA:

•	Do not reflect every expenditure, future requirements for capital expenditures or contractual commitments.
•	Do not reflect all changes in our working capital needs.
•	Do not reflect interest expense, or the amount necessary to service our outstanding debt.

As presented in the GAAP to Non-GAAP Reconciliations section below, the Company’s non-GAAP financial measures exclude the impact of certain charges that contribute to our net income (loss).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future financial results, production expectations and constraints, and plans for future business development activities. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with supply chain and production constraints, regulatory oversight, the Company’s ability to manage its capital resource issues, competition and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

Contact: investors@sanuwave.com

SELECTED FINANCIAL DATA
FOR THE QUARTER ENDED JUNE 30, 2024 AND 2023

(in thousands)	2024	2023

Revenue	$7,162	$4,675
Cost of Revenues	1,922	1,202

Gross Margin	5,240	3,473
Gross Margin %	73.2%	74.3%

Total operating expenses	3,248	2,542
Operating Income	$1,992	$931

Total other expense	4,569	(8,193)

Net Income (Loss)	$6,561	$(7,262)

NON-GAAP ADJUSTED EBITDA
FOR THE QUARTER ENDED JUNE 30, 2024 AND 2023

(in thousands)	2024	2023

Net Income (Loss)	$6,561	$(7,262)
Non-GAAP Adjustments:
Interest expense	3,783	4,381
Depreciation and amortization	262	257
EBITDA	10,606	(2,624)
Non-GAAP Adjustments for Adjusted EBITDA:
Change in fair value of derivative liabilities	(3,717)	3,821
Other non-cash or non-recurring charges:
Gain on extinguishment of debt	(5,310)	-
Release of historical accrued expenses	(579)	(1,250)
Shares for services	-	224
License and option agreement	-	-
Prepaid legal fees expensed from termination of Merger Agreement	457	-
Adjusted EBITDA	$1,457	$171

PART I - FINANCIAL INFORMATION
SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)	June 30, 2024	December 31, 2023
ASSETS
Current Assets:
Cash	$2,460	$1,797
Accounts receivable, net of allowance of $1,237 and $1,237, respectively	3,154	3,314
Inventory	2,731	2,951
Prepaid expenses and other current assets	379	1,722
Total Current Assets	8,724	9,784
Non-Current Assets:
Property, equipment and right of use assets, net	947	938
Intangible assets, net	4,082	4,434
Goodwill	7,260	7,260
Total Non-Current Assets	12,289	12,632

Total Assets	$21,013	$22,416

LIABILITIES
Current Liabilities:
Senior secured debt, in default	$23,424	$18,278
Convertible promissory notes payable	3,953	5,404
Convertible promissory notes payable, related parties	2,454	1,705
Asset-backed secured promissory notes payable	-	3,117
Asset-backed secured promissory notes payable, related parties	-	1,458
Promissory note payable, related party	500	-
Accounts payable	3,891	5,705
Accrued expenses	4,794	5,999
Factoring liabilities	2,321	1,490
Warrant liability	16,864	14,447
Accrued interest	396	5,444
Accrued interest, related parties	841	669
Current portion of contract liabilities	130	92
Other	397	947
Total Current Liabilities	59,965	64,755
Non-Current Liabilities:
Lease liabilities	304	492
Contract liabilities	350	347
Total Non-Current Liabilities	654	839

Total Liabilities	$60,619	$65,594

STOCKHOLDERS' DEFICIT
Preferred Stock, par value $0.001, 5,000,000 shares authorized; 6,175 shares Series A, 293 shares Series B, 90 shares Series C and 8 shares Series D authorized; no shares issued and outstanding at June 30, 2024 and December 31, 2023	$-	$-
Common stock, par value $0.001, 2,500,000,000 shares authorized; 1,181,272,961 and 1,140,559,527 issued and outstanding at June 30, 2024 and December 31, 2023, respectively	1,182	1,140
Additional paid-in capital	177,218	175,842
Accumulated deficit	(218,016)	(220,049)
Accumulated other comprehensive loss	10	(111)
Total Stockholders' Deficit	(39,606)	(43,178)
Total Liabilities and Stockholders' Deficit	$21,013	$22,416

SAUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except share and per share data)	2024	2023	2024	2023

Revenue	$7,162	$4,675	$12,948	$8,450
Cost of revenues	1,922	1,202	3,506	2,464

Gross Margin	5,240	3,473	9,442	5,986

Operating Expenses:
General and administrative	1,839	1,238	5,514	3,997
Selling and marketing	1,034	978	2,266	2,390
Research and development	195	139	358	270
Depreciation and amortization	180	187	362	376
Total Operating Expenses	3,248	2,542	8,500	7,033

Operating Income (Loss)	1,992	931	942	(1,047)

Other Income (Expense)
Interest expense	(3,396)	(3,706)	(6,633)	(7,218)
Interest expense, related party	(387)	(675)	(710)	(1,441)
Loss on extinguishment of debt	5,310	-	5,205	-
Change in fair value of derivative liabilities	3,717	(3,821)	1,216	(10,618)
Other expense	(685)	9	(787)	(18)
Other income	10	-	2,800	-
Total Other Expense	4,569	(8,193)	1,091	(19,295)

Net Income (Loss)	$6,561	$(7,262)	$2,033	$(20,342)

Other Comprehensive Loss
Foreign currency translation adjustments	10	(9)	121	(13)
Total Comprehensive Income (Loss)	$6,571	$(7,271)	$2,154	$(20,355)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

(In thousands, except share data)
Six Months Ended June 30, 2024
	Common Stock
	Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total
Balances as of December 31, 2023	1,140,559,527	$1,140	$175,842	$(220,049)	$(111)	$(43,178)
Shares issued for settlement of warrants	5,414,815	6	-	-	-	6
Shares issued for settlement of warrants	35,298,619	36	1,376.00	-	-	1,412
Foreign currency translation adjustment	-	-	-	-	121	121
Net Income	-	-	-	2,033	-	2,033

Balances as of June 30, 2024	1,181,272,961	$1,182	$177,218	$(218,016)	$10	$(39,606)

Six Months Ended June 30, 2023
	Common Stock
	Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total
Balances as of December 31, 2022	548,737,651	$549	$152,750	$(194,242)	$(67)	$(41,010)
Shares issued for services	12,900,000	13	514	-	-	527
Foreign currency translation adjustment	-	-	-	-	(13)	(13)
Net Income	-	-	-	(20,342)	-	(20,342)

Balances as of June 30, 2023	561,637,651	$562	$153,264	$(214,584)	$(80)	$(60,838)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

(In thousands, except share data)
Three Months Ended June 30, 2024
	Common Stock
	Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total
Balances as of March 31, 2024	1,140,559,527	$1,140	$175,842	$(224,577)	$-	$(47,595)
Shares issued for settlement of warrants	5,414,815	6	-	-	-	6
Shares issued for settlement of debt and warrants	35,298,619	36	1,376	-	-	1,412
Foreign currency translation adjustment	-	-	-	-	10	10
Net Income	-	-	-	6,561	-	6,561

Balances as of June 30, 2024	$1,181,272,961	$1,182.00	$177,218	$(218,016)	$10.00	$(39,606)

Three Months Ended June 30, 2023
	Common Stock
	Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total
Balances as of March 31, 2023	555,637,651	$556	$153,046	$(207,322)	$(71)	$(53,791)
Shares issued for services	6,000,000	6	218	-	-	224
Foreign currency translation adjustment	-	-	-	-	(9)	(9)
Net Income	-	-	-	(7,262)	-	(7,262)

Balances as of June 30, 2024	561,637,651	$562	$153,264	$(214,584)	$(80)	$(60,838)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
(In thousands)	2024	2023

Cash Flows - Operating Activities:
Net income (loss)	2,033	(20,342)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization	480	515
Bad debt expense	99	313
Shares issued for services	-	224
Gain on extinguishment of debt	(5,205)	-
Change in fair value of derivative liabilities	(1,216)	10,618
Amortization of debt issuance and debt discounts	3,274	3,955
Accrued interest	1,859	3,606
Changes in operating assets and liabilities
Accounts receivable	(340)	898
Inventory	220	(31)
Prepaid expenses and other assets	118	(336)
Accounts payable	(1,259)	718
Accrued expenses	328	(1,337)
Contract liabilites	41	(16)
Net Cash Provided by/ (Used in) Operating Activities	432	(1,215)

Cash Flows - Investing Activities
Purchase of property and equipment	(206)	(169)
Net Cash Flows Used In Investing Activities	(206)	(169)

Cash Flows - Financing Activities
Proceeds from convertible promissory notes	-	1,202
Payment of note payable	(2,175)	-
Proceeds from convertible notes payable	1,300	-
Proceeds from promissory note payable, related party	500	-
Proceeds from bridge notes advance	-	1,476
Proceeds/(Payments) from factoring, net	831	(1,167)
Principal payments on finance leases	(140)	(85)
Net Cash Flows Provided by /(Used In) Financing Activities	316	1,426

Effect of Exchange Rates on Cash	121	(13)

Net Change in Cash During Period	663	29

Cash at Beginning of Period	1,797	1,153
Cash at End of Period	2,460	1,182

Supplemental Information:
Cash paid for interest	2,055	908
Non-Cash Investing and Financing Activities:
Shares issued for settlement of debt and warrants	1,412	-
Write off deferred merger costs	1,226	-
Warrants issued in conjunction with convertible promissory notes	3,633	570
Capitalize default interest into Senior secured debt	3,850	-
Conversion of asset-backed secured promissory notes to convertible promissory notes	4,584	-
Embedded conversion feature on convertible promissory notes payable	-	157
Common shares issued for advisory shares	-	302